Horace Mann Life Insurance Company Separate Account

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

Supplement dated May 1, 2015

To the Prospectuses dated May 1, 2015

Horace Mann Life Insurance Company (the “Company”) has filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Company to remove certain variable investment options (“Existing Portfolios”) available under variable annuity contracts (“Contracts”) funded through the Horace Mann Life Insurance Company Separate Account and the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account (the “Separate Accounts”) and substitute new options (“Replacement Portfolios”). The proposed substitutions are shown in Appendix A.

In addition to receiving SEC approval of the proposed substitutions, the Company is required to obtain approval of those substitutions from a majority of Contract owners entitled to vote on the substitutions. The Company will solicit approval of the proposed substitutions by sending a proxy statement to all Contract owners entitled to vote. To the extent required by law, approval of the proposed substitutions will also be obtained from state regulators in certain jurisdictions.

If the Company receives approval of some, but not all, of the proposed substitutions, the Company may elect to proceed with the substitutions that received the necessary approvals. The Company will not make any substitutions for which the necessary approvals are not received.

The Company anticipates that, if approved, the substitutions will occur in the fourth calendar quarter of 2015 or the first calendar quarter of 2016.

Please note that:

•	As of May 1, 2015:

•	All of the Replacement Portfolios are available as investment options under the Contracts.

•	Each subaccount of the Separate Accounts (“Subaccounts”) investing in an Existing Portfolio is closed to new investment from new and existing Contract owners. Contract owners with Contract value allocated to such Subaccounts before May 1, 2015, may continue their current allocations, and continue any current dollar cost averaging or rebalancing programs involving those Subaccounts. If the proposed substitutions are approved, all such allocations will cease on the effective date of the Substitutions (the “Substitution Date”).

•	If the substitutions are approved, then on the Substitution Date, Contract values attributable to investments in the Existing Portfolios will be transferred to the Replacement Portfolios, without the deduction of any charge that would otherwise apply (including any sales charges or surrender charges) and without being subject to any limitations on transfers.

•	The Company currently does not impose any restrictions (except as described in the market timing / short-term trading provisions of the prospectuses) or assess any fees, charges or penalties on transfers of Contract value between the available Subaccounts before annuity payments begin.

•	From May 1, 2015, through the date thirty (30) days following the Substitution Date:

•	Contract owners may make one transfer of Contract value from the Subaccounts investing in the Existing Portfolios (before the substitutions) or the Replacement Portfolios (after the substitutions) to any other available investment option, without the deduction of any charge that would otherwise apply (including any sales charges or surrender charges) and without being subject to any transfer limitations.

•	Except as described in any market timing / short-term trading provisions of the prospectuses, the Company will not exercise any right it may have under the Contracts to impose additional restrictions on transfers of Contract value between the available Subaccounts, including any limitations on the number of transfers permitted.

•	For Contracts under which annuity payments have begun and for which an Existing Portfolio is the funding vehicle for variable annuity payments, the Company will waive the contractual prohibition on transfers to allow one transfer to any Subaccount available to fund variable annuity payments on and after the Substitution Date.

•	The transfer of Contract values from Existing Portfolios to Replacement Portfolios will not be considered a distribution from the Contracts and will not result in any tax consequences to Contract owners. The substitutions will not alter any tax benefits associated with the Contracts or the retirement plans under which the Contracts were issued.

•	All affected Contract owners will receive the most recent prospectus for the appropriate Replacement Portfolio(s) at least thirty (30) days before the Substitution Date. Within five (5) business days following the Substitution Date, Contract owners affected by the substitutions will receive written confirmation that the substitutions have been carried out as described in this supplement and written notice that restates the information contained in this supplement.

No action is required on your part at this time. Please contact your registered representative if you have any questions about this supplement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Appendix A

EXISTING AND REPLACEMENT PORTFOLIOS
Existing Portfolio	Replacement Portfolio
Large Cap
Wilshire 5000 IndexSM Fund (Institutional Class )	Fidelity Index 500 Portfolio (Service Class 2)
Wilshire 5000 IndexSM Fund (Investment Class)
Fidelity Growth & Income Portfolio (Service Class 2)
Davis Value Portfolio
T. Rowe Price Equity Income Portfolio—II
Wilshire Large Company Value Portfolio (Investment Class)
Fidelity Growth Portfolio (Service Class 2)
Wilshire Large Company Growth Portfolio (Institutional Class)
Wilshire Large Company Growth Portfolio (Investment Class)
Delaware VIP U.S. Growth Series (Service Class)
AB Large Cap Growth Portfolio (Class B)
Mid Cap
Dreyfus MidCap Stock Portfolio (Service Shares)	Calvert VP S&P MidCap 400Index Portfolio (Class F)
Fidelity Mid Cap Portfolio (Service Class 2)
Rainier Small/Mid Cap Equity Fund (Original Class)
Ariel Appreciation Fund (Investor Class)
Goldman Sachs Mid Cap Value Fund (Service Shares)
American Century VP Mid Cap Value Fund (Class 1)
Wells Fargo Advantage VT Opportunity Fund (Class 2)
AB Small/Mid Cap Value Portfolio (Class B)
Ariel Fund (Investor Class)
Lord Abbett Growth Opportunities Portfolio (Class VC)
Putnam VT Multi-Cap Growth Fund (IB Shares)
Delaware VIP Smid Cap Growth Series (Service Class)
Small Cap
Goldman Sachs Small Cap Equity Insights Fund (Institutional Shares)	Dreyfus Small Cap Stock Index Portfolio (Service Shares)
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)
Neuberger Berman Genesis Fund (Advisor Class)
T. Rowe Price Small-Cap Stock Fund (Advisor Class)
T. Rowe Price Small-Cap Value Fund (Advisor Class)
Wilshire Small Company Value Portfolio (Investment Class)
Royce Capital Fund – Small-Cap Portfolio (Investment Class)
AB Small Cap Growth Portfolio (Class B)
Wilshire Small Company Growth Portfolio (Investment Class)

Delaware VIP REIT Series (Service Class)	Fidelity Real Estate Portfolio (Service Class 2)
Fidelity High Income Portfolio (Service Class 2)	Franklin High Income VIP Fund (Class 2)
Asset Allocation
Ibbotson Conservative ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 20% Portfolio (Service Class 2)
Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 50% Portfolio (Service Class 2)
Ibbotson Balanced ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 60% Portfolio (Service Class 2)
Ibbotson Growth ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 70% Portfolio (Service Class 2)
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 85% Portfolio (Service Class 2)
International
Fidelity Emerging Markets Portfolio(Service Class 2)	American Funds New World Fund(Class 4)